EXHIBIT 10.4

SUPPLEMENT NO. 2  dated as of March 6, 2007 (the “Supplement”), to the Pledge Agreement dated as of November 29, 2005 (as heretofore amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) by and among CANO PETROLEUM, INC., a Delaware corporation (“Borrower”), each other party signatory hereto (together with the Borrower, the “Pledgors” and individually, each a “Pledgor”) and Union Bank of California, N.A. as collateral trustee (in such capacity, the “Collateral Trustee”) under the Collateral Trust Agreement (as hereinafter defined) for the benefit of the Secured Parties (as hereinafter defined).

RECITALS

A.            Reference is made to the following documents related to extension of credit to the Borrower:

(i)            that certain Credit Agreement dated as of November 29, 2005 (as heretofore and hereafter amended, restated or otherwise modified from time to time, the “Senior Credit Agreement”) by and among the Borrower, the lenders party thereto from time to time (the “Senior Lenders”), and Union Bank of California, N.A., as administrative agent for such Senior Lenders (the “Senior Agent”); and

(ii)           those Hedge Contracts (as defined in the Senior Credit Agreement) that the Borrower or any of its Subsidiaries may from time to time enter into one or more with a Senior Lender or one of their Affiliates (a “Swap Counterparty”, and together with the Collateral Trustee, the Senior Agent, the Issuing Lender, and the Senior Lenders, the “Secured Parties”).

B.            In connection with the Senior Credit Agreement, the Senior Agent, the Senior Lenders, the Collateral Trustee, the Borrower, and other parties thereto, have entered into that certain Collateral Trust and Intercreditor Agreement dated as of even date herewith (as it may be amended, restated, or otherwise modified from time to time, the “Collateral Trust Agreement”), to among other things, appoint the Collateral Trustee as collateral trustee for all of the Secured Parties under the security documents executed in connection with the Senior Credit Agreement, including the Pledge Agreement, and set forth the rights and remedies of the Secured Parties with respect thereto.

C.            The Borrower and the other Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Advances and the Issuing Lender to issue Letters of Credit.  The Borrower, as the equity holder of a new Subsidiary that was not in existence on the date of the Senior Credit Agreement, wishes to enter into this Supplement to pledge the equity interest in such new Subsidiary as additional Pledged Collateral.  The Borrower is executing this Supplement in accordance with the requirements of the Credit Agreement to supplement its Pledged Collateral under the Pledge Agreement in order to induce the Lenders to make additional Advances and the Issuing Lender to issue additional Letters of Credit and as consideration for Advances previously made and Letters of Credit previously issued.

D.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement and the Senior Credit Agreement.

Accordingly, the Collateral Trustee and the Pledgors agree as follows:

SECTION 1.           The Borrower by its signature below (a) reaffirms all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof in all material respects.  The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2.           The Borrower hereby agrees that the term “Pledged Shares” as used in the Pledge Agreement is hereby supplemented to include all of the interests listed in the attached Schedule 2.02(c).  In furtherance of the foregoing, as security for the payment and performance in full of the Secured Obligations, the Borrower does hereby create and grant to the Collateral Trustee, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a continuing security interest in and lien on all of the Borrower’s right, title and interest in and to the Pledged Collateral (as defined in the Pledge Agreement and as supplemented and amended hereby) of the Borrower.

SECTION 3.           The Borrower represents and warrants to the Collateral Trustee and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

SECTION 4.           This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Collateral Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Pledgors and the Collateral Trustee.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 5.           Each Pledgor hereby represents and warrants that (a) set forth on Schedules 2.02(a), 2.02(b), and 2.02(c) attached hereto are true and correct schedules of all its Membership Interests, Partnership Interests and Pledged Shares, as each term is defined in the Pledge Agreement, and (b) set forth on Schedule 3 attached hereto are its respective sole jurisdiction of formation, type of organization, its federal tax identification number and the organizational number, and all names used by it during the last five years prior to the date of this Supplement.

SECTION 6.           Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 7.           THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY

PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

SECTION 8.           In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.           All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement.

SECTION 10.         The Borrower agrees to reimburse the Collateral Trustee for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Trustee.

THIS SUPPLEMENT, THE PLEDGE AGREEMENT, THE COLLATERAL TRUST AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[SIGNATURES PAGES FOLLOW]

IN WITNESS WHEREOF, the Pledgors and the Collateral Trustee have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

PLEDGORS:

CANO PETROLEUM, INC.

By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
Chief Executive Officer

W.O. ENERGY OF NEVADA, INC.
WO ENERGY, INC.

Each by:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
President

COLLATERAL TRUSTEE:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Kimberly Coil
Kimberly Coil
Vice President

Exhibit 10.4

Schedules
Supplement No. 2
to the Pledge Agreement

Pledged Collateral

SCHEDULE 2.02(a)

		Type of Membership	% of Membership
Pledgor	Issuer	Interest	Interest Owned
Cano Petroleum, Inc.	Pantwist, LLC	Limited liability	100%

SCHEDULE 2.02(b)

		Type of Partnership	% of Partnership
Pledgor	Issuer	Interest	Interest Owned
W.O. Energy of Nevada, Inc.	W.O. Operating Company, Ltd.	Limited Partnership Interest	95% Limited Partnership Interest
W.O. Energy of Nevada, Inc.	W.O. Production Company, Ltd.	Limited Partnership Interest	95% Limited Partnership Interest
WO Energy, Inc.	W.O. Operating Company, Ltd.	General Partnership Interest	5% General Partnership Interest
WO Energy, Inc.	W.O. Production Company, Ltd.	General Partnership Interest	5% General Partnership Interest

SCHEDULE 2.02(c)

			Number
			of	% of Shares	Certificate
Pledgor	Issuer	Type of Shares	Shares	Owned	No.
Cano Petroleum, Inc.	Square One Energy, Inc.	Common Stock	1,500	100%	4
Cano Petroleum, Inc.	Ladder Companies, Inc.	Common Stock	1,000	100%	7
Cano Petroleum, Inc.	W.O. Energy of Nevada, Inc.	Common Stock	1,200	100%	5
W.O. Energy of Nevada, Inc.	WO Energy, Inc.	Common Stock	1,100	100%	6
Cano Petroleum, Inc.	Cano Petro of New Mexico, Inc.	Common Stock	100	100%	1

Schedules 2.02(a), 2.02(b) and 2.02(c)

SCHEDULE 3

PLEDGOR INFORMATION

Pledgor:	Cano Petroleum, Inc.

Sole Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	Corporation

Organizational Number:	3664494

Federal Tax Identification Number:	77-0635673

Prior Names:	Huron Ventures, Inc.

Pledgor:	W.O. Energy of Nevada, Inc.

Sole Jurisdiction of Formation / Filing:	Nevada

Type of Organization:	Corporation

Organizational Number:	C20757-1996-001

Federal Tax Identification Number:	88-0369151

Prior Names:	None.

Pledgor:	WO Energy, Inc.

Sole Jurisdiction of Formation / Filing:	Texas

Type of Organization:	Corporation

Organizational Number:	113518200

Federal Tax Identification Number:	75-2303966

Prior Names:	None.

Schedule 3